UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2009

RAM Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-32864	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

RAM Re House
46 Reid Street
Hamilton HM 12 Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6501

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

      On April 2, 2009, the Company issued a press release containing unaudited financial information and accompanying discussion for the quarter and year ended December 31, 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7.01.      Regulation FD Disclosure.

     On April 2, 2009, the Company posted on its website, www.ramre.com, in the Investor Information Section under “Exposure Info & Updates” (http://www.ramre.com/ramre/ir/expupdate.asp) the following documents:

  RAM Re Mortgage and CDO Exposure Overview: Q4 2008
  List of US Residential Mortgage Securities Exposures 2005-2008 vintages Q4 2008
  List of CDO Exposures Q4 2008

Item 9.01     Financial Statements and Exhibits

      The following material is furnished as an exhibit to this Current Report on Form 8-K:

(d)	Exhibits
	No. 99.1	Press Release dated April 2, 2009

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM Holdings Ltd.
(Registrant)

Dated: April 2, 2009	By	:/s/ Victoria Guest
Name: Victoria Guest
Title: General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
99.1	Unaudited interim financial statements and accompanying discussion for the three months and year ended December 31, 2008 contained in the press release issued by the Registrant on April 2, 2009.